UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA, 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to Vote of Security Holders

On June 12, 2024, Monte Rosa Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 17, 2024, the record date for the Annual Meeting, there were 50,325,324 outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The Company’s stockholders voted on the following matters, which are described in detail in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”): (i) to elect two directors, Markus Warmuth, M.D. and Ali Behbahani, M.D., as Class III directors of the Company, each to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, subject to their earlier death, resignation or removal and (ii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 1 - Election of Class III Director Nominees

The stockholders of the Company elected Markus Warmuth, M.D. and Ali Behbahani, M.D. as Class III directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2027 and until their successors have been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Markus Warmuth, M.D.	39,473,886	84,415	910,598
Ali Behbahani, M.D.	23,794,947	15,763,354	910,598

Proposal 2 - Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes	Votes		Broker
For	Against	Abstain	Non-Votes
40,409,003	59,893	3	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: June 12, 2024	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer